Exhibit 10.3

SEVENTH AMENDMENT TO THE BRANDED JOBBER CONTRACT

This Seventh Amendment to the Branded Jobber Contract (“Seventh Amendment”) dated June 1, 2011 (“Seventh Amendment Date”), is between BP Products North America Inc., a Maryland corporation with offices at 30 South Wacker Drive, Suite 900, Chicago, Illinois 60606 (“Company”), and The Pantry, Inc., a Delaware corporation with an address at 305 Gregson Drive, Cary, North Carolina 27511 (“Jobber”).

WITNESSTH:

WHEREAS, Company and Jobber have entered into a Branded Jobber Contract dated February 1, 2003, as amended by an Amendment to the Branded Jobber Contract dated February 14, 2003 (“First Amendment”), a Second Amendment to the Branded Jobber Contract dated June 11, 2004 (“Second Amendment”), a Third Amendment to the Branded Jobber Contract dated July 18, 2006 (“Third Amendment”), a Fourth Amendment to the Branded Jobber Contract dated July 30, 2007 (“Fourth Amendment”), a Fifth Amendment to the Branded Jobber Contract dated November 1, 2009 (“Fifth Amendment”), a Sixth Amendment to the Branded Jobber Contract dated March 1, 2010 (“Sixth Amendment”), and a Diesel Rider dated May 10, 2011 (collectively, the “Branded Jobber Contract”), in which Company agrees to sell and Jobber agrees to purchase and receive Company’s currently offered and available BP branded gasoline products, as determined and designated by Company; and

WHEREAS, Jobber has executed an Unbranded Term Contract as offered by Company on June 1, 2011; and

WHEREAS, Company and Jobber have agreed to reduce any amount owed by Jobber to Company pursuant to Paragraph 36 of the Branded Jobber Contract to zero ($0.00); and

WHEREAS, Company and Jobber have agreed to debrand BP branded retail sites pulling BP Product from the following BP supply terminals: Belton, SC, Spartanburg, SC, Collins, MS, Bainbridge, GA, Birmingham, AL, Chesapeake, VA, Richmond, VA, charlotte, NC, Athens, GA, Roanoke, VA, and Knoxville, TN; and

WHEREAS, both parties desire to amend the Branded Jobber Contract to update and modify existing terms and conditions and Attachments to the Branded Jobber Contract.

NOW, THEREFORE, in consideration of the mutual covenants, conditions and promises contained in this Seventh Amendment, Company and Jobber hereby agree as follows:

_________________

[***]  Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

A.           Capitalized Terms. Unless otherwise indicated, all capitalized terms used but not defined in this Seventh Amendment have the same meanings assigned to them in the Branded Jobber Contract.

B.           Effectiveness. This Seventh Amendment will be effective upon the later of (a) the Seventh Amendment Date, or (b) the execution of the Branded Diesel Rider to the Branded Jobber Contract dated May 10, 2011 (“Seventh Amendment Effective Date”).

C.           Amended Terms.

1.
Attachment A to the Branded Jobber Contract is deleted in its entirety and replaced with the Attachment A to the Branded Jobber Contract dated as of the Seventh Amendment Date attached hereto as the Exhibit to this Seventh Amendment.

2.	The final sentence of Paragraph 35 and the chart at the end of Paragraph 35 of the Branded Jobber Contract are deleted in their entirety and replaced with the two sentences and chart below:

For purposes of paragraphs 35, 36 and 38 of the Branded Jobber Contract, (a) “Branded Product” means branded gasoline products and branded diesel products, and does not include unbranded gasoline or diesel products; and (b) branded diesel products may count for only up to [***] of Branded Product with respect to the Minimum Volume Requirement for any given period. For purposes of paragraphs 37, 44 and 45 of the Branded Jobber Contract, “Branded Product” means branded gasoline products and does not include diesel fuel (unbranded or branded) and unbranded gasoline products.

Period		Minimum Volume Requirement
From	To	(in gallons)

July 1, 2005	Sept. 30, 2006	485,000,000
Oct. 1, 2006	Sept. 30, 2008	1,071,000,000
Oct. 1, 2008	Sept. 30, 2009	570,430,000
Oct. 1, 2009	Sept. 30, 2010	572,587,964
Oct. 1, 2010	Sept. 30, 2011	405,000,000
Oct. 1, 2011	Sept. 30, 2012	405,000,000

_________________

[***]  Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

3.	Paragraph 36 of the Branded Jobber Contract is deleted in its entirety and replaced with the paragraph below:

36. Minimum Volume Requirement Guarantee. In any period in which Jobber fails to purchase ninety-five percent (95%) or less of the Minimum Volume Requirement as set forth in paragraph 35, Jobber will pay to Company an amount equal to two cents ($0.02) per gallon times the difference between the actual volume of Branded Product purchased and ninety-five percent (95%) of the Minimum Volume Requirement (“95% Threshold”) during the given period. If some or all of Jobber’s failure to purchase ninety-five percent (95%) or less of the Minimum Volume Requirement is attributable to Company exercising its rights under paragraph 22 of this Contract, Jobber’s [***] in the previous sentence is [***] by an amount equal to [***] ([***]) per gallon times the number of gallons below the 95% Threshold not purchased by Jobber due exclusively to Company exercising its rights under paragraph 22 of this Contract. Jobber will make such payment to company within thirty (30) days of receiving an invoice from Company via Electronic Fund Transfer (EFT).

4.	The first sentence of Paragraph 37(a) of the Branded Jobber Contract is deleted in its entirety and replaced with the sentence below:

(a) Effective on the Seventh Amendment Effective Date and ending on the expiration of the Term of this Branded Jobber Contract, Company will [***], beginning with the [***] and [***] notwithstanding the [***]:

[***]
[***]
[***]

D.           Waiver of 2010 Volume Shortfall Payment. BP hereby waives and releases any obligation of Jobber for payment to BP of any amount pursuant to Paragraph 36 of the Branded Jobber Contract for the period of October 1, 2009 to September 30, 2010.

_________________

[***]  Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

E.           Debranded Retail Sites. For any Retail Site with a Jobber Outlet Incentive Program Contact (“JOIP Contract”) dated on or before the Seventh Amendment Date, Jobber will not be required to repay BP any of the unamortized balances due BP for debranding such Retail Site on or after the Seventh Amendment Date, notwithstanding anything to the contrary set forth in the JOIP Contract(s) related to such Retail Site.

F.           Entire Agreement. Except as expressly provided in this Seventh Amendment, all terms and conditions of the Branded Jobber Contract shall remain in full force and effect. The Branded Jobber Contract, as amended by this Seventh Amendment, expresses the entire agreement of Buyer and Seller with respect to its subject matter. Neither party has made any promise or inducement which is not expressly set forth in the Branded Jobber Contract or this Seventh Amendment. Upon the Seventh Amendment Date, each reference in the Branded Jobber Contract to “this Branded Jobber Contract,” “this Contract,” or “this contract” shall mean and be a reference to the Branded Jobber Contract as amended hereby.

G.           Counterparts. This Seventh Amendment may be executed in one or more counterparts, each of which shall be deemed an original but all of which taken shall constitute one and the same instrument.

H.           Conflicting Terms. Notwithstanding anything herein to the contrary, to the extent that any of the terms and conditions of the Branded Jobber Contract conflict with this Seventh Amendment, this Seventh Amendment shall control.

I.           Ratification of Branded Jobber Contract. As amended herein and hereby, Company and Jobber ratify and reaffirm the terms of the Branded Jobber Contract and acknowledge that this Seventh Amendment is incorporated within the Branded Jobber Contract.

SIGNATURE PAGE TO FOLLOW

SIGNATURE PAGE TO SEVENTH AMENDMENT TO THE BRANDED JOBBER
CONTRACT

IN WITNESS WHEREOF, the parties have caused this Seventh Amendment to be executed as of the Seventh Amendment Date.

BP Products North America Inc.		The Pantry, Inc.
/s/ K.T. Phelan		/s/ Terrance Marks

Printed Name:	K. T. Phelan	Printed Name:	Terrance Marks

Title:	Senior VP	Title:	President & CEO

EXHIBIT TO SEVENTH AMENDMENT TO THE BRANDED JOBBER CONTRACT

Attachment A to the Branded Jobber Contract dated as of the Seventh Amendment Date is attached following this page.

ATTACHMENT A TO BRANDED JOBBER CONTRACT (RETAIL)
Approved Retail Sites and Jobber's Designated Terminals

Branded Jobber:		The Pantry		Updated: April 15, 2011
Branded Jobber Agreement Dated:		2/1/2003
TOTAL VOLUME: (Year 2010)		510,139,185

SVB #	DBA Name	Address	County	Terminal	Branded Gasoline	Branded Diesel	Diesel Offer
2415933	KANGAROO EXP #3384	1501 BIENVILLE BLVD	JACKSON	THE PANTRY INC	Yes	No	NO DIESEL
2416014	KANGAROO EXP #405	3006 HAWKINS AVE	LEE	THE PANTRY INC	Yes	No	NO DIESEL
2416394	KANGAROO EXP #358	6428 CAMDEN RD	CUMBERLAND	THE PANTRY INC	Yes	No
2416667	KANGAROO EXP #3139	1208 BRAGG BLVD	CUMBERLAND	THE PANTRY INC	Yes	No
2417277	KANGAROO EXP #391	3249 LAFAYETTE RD	CHRISTIAN	THE PANTRY INC	Yes	No
2417335	KANGAROO EXP #394	932 N MAIN ST	CHRISTIAN	THE PANTRY INC	Yes	No
2417434	KANGAROO EXP #419	1034 N MAIN ST	LOGAN	THE PANTRY INC	Yes	No
2417509	KANGAROO EXP #420	407 HOPKINSVILLE RD	LOGAN	THE PANTRY INC	Yes	No
2417830	KANGAROO EXP #679	2175 RUSSELLVILLE RD	CHRISTIAN	THE PANTRY INC	Yes	No
2418671	KANGAROO EXP #402	560 DOVER RD	MONTGOMERY	THE PANTRY INC	Yes	No	NO DIESEL
2419083	KANGAROO EXP #407	1874 MEMORIAL DR	MONTGOMERY	THE PANTRY INC	Yes	No
2419398	KANGAROO EXP #443	648 LAFAYETTE RD	MONTGOMERY	THE PANTRY INC	Yes	No	NO DIESEL
2419554	KANGAROO EXP #841	5022 MURFREESBORO RD	RUTHERFORD	THE PANTRY INC	Yes	No
2419679	KANGAROO EXP #451	1801 MADISON ST	MONTGOMERY	THE PANTRY INC	Yes	No	NO DIESEL
2419885	KANGAROO EXP #473	1791 WILMA RUDOLPH	MONTGOMERY	THE PANTRY INC	Yes	No
2420495	L & R MARKET 4708	601 HARTSVILLE PK RD	SUMNER	THE PANTRY INC	Yes	No
2424257	KANGAROO EXP #474	302 W NORTHFIELD BLV	RUTHERFORD	THE PANTRY INC	Yes	No	NO DIESEL
2424554	KANGAROO EXP #908	1500 HWY 544	HORRY	THE PANTRY INC	Yes	No
2424877	KANGAROO EXP #3069	4815 HWY 17 S	HORRY	THE PANTRY INC	Yes	No
2429801	KANGAROO EXP #295	1810 S RIBOUTT ROAD	BEAUFORT	THE PANTRY INC	Yes	No
2430692	KANGAROO EXP #422	511 HWY 17 & 6TH AVE	HORRY	THE PANTRY INC	Yes	No
2430882	KANGAROO EXP #441	1013 S MAIN ST	ALAMANCE	THE PANTRY INC	Yes	No
2431377	KANGAROO EXP #112	110 W HAGGARD ST	ALAMANCE	THE PANTRY INC	Yes	No
2431468	KANGAROO EXP #481	3458 S MAIN ST	CUMBERLAND	THE PANTRY INC	Yes	No
2431955	KANGAROO EXP #382	1204 HIGHWAY 70 EAST	ORANGE	THE PANTRY INC	Yes	No
2432086	KANGAROO EXP #3486	5425 FOREST DRIVE	RICHLAND	THE PANTRY INC	Yes	Yes	BP BRANDED ULS2
2433084	KANGAROO EXP #3246	1107 YORK ST	AIKEN	THE PANTRY INC	Yes	No
2433597	KANGAROO EXP #3270	1494 JONES ST	RICHMOND	THE PANTRY INC	Yes	No
2434207	KANGAROO EXP #3249	421 W MARTINTOWN RD	AIKEN	THE PANTRY INC	Yes	No
2434314	KANGAROO EXP #3252	1011 E PINE LOG RD	AIKEN	THE PANTRY INC	Yes	No
2434991	KANGAROO EXP #3140	3498 HWY 9 E	HORRY	THE PANTRY INC	Yes	Yes	BP BRANDED ULS2
2435329	KANGAROO EXP #3253	101 ATOMIC RD	AIKEN	THE PANTRY INC	Yes	No
2435436	KANGAROO EXP #3243	3540 RICHLAND AVE	AIKEN	THE PANTRY INC	Yes	No
2435741	KANGAROO EXP #3244	1851 WHISKEY RD	AIKEN	THE PANTRY INC	Yes	No	NO DIESEL
2436772	KANGAROO EXP #386	500 JONES FERRY ROAD	ORANGE	THE PANTRY INC	Yes	No
2437267	KANGAROO EXP #3271	2655 COLUMBIA HWY N	AIKEN	THE PANTRY INC	Yes	No
2437580	KANGAROO EXP #3266	3003 DEANS BRIDGE RD	RICHMOND	THE PANTRY INC	Yes	No
2437697	KANGAROO EXP #3275	3333 WASHINGTON RD	COLUMBIA	THE PANTRY INC	Yes	Yes	BP BRANDED ULS2
2438018	KANGAROO EXP #3261	3011 WASHINGTON RD	RICHMOND	THE PANTRY INC	Yes	No	NO DIESEL
2438224	KANGAROO EXP #3262	3434 WRIGHTBORO	RICHMOND	THE PANTRY INC	Yes	No	NO DIESEL
2438539	KANGAROO EXP #3263	4101 WINDSOR SPGS RD	RICHMOND	THE PANTRY INC	Yes	No
2438992	KANGAROO EXP #463	301 PROVIDENCE RD	MONTGOMERY	THE PANTRY INC	Yes	No	NO DIESEL
2439206	KANGAROO EXP #3048	9615 FAYETTEVILL RD	HOKE	THE PANTRY INC	Yes	No
2439313	KANGAROO EXP #3050	327 CHICKENFOOT RD	CUMBERLAND	THE PANTRY INC	Yes	No	NO DIESEL
2440758	KANGAROO EXP # 3284	906 HAYWOOD RD	GREENVILLE	THE PANTRY INC	Yes	No
2442044	KANGAROO EXP #3101	2229 HWY 54 E	ORANGE	THE PANTRY INC	Yes	No	NO DIESEL
2442143	KANGAROO EXP #3264	2822 PEACH ORCHRD RD	RICHMOND	THE PANTRY INC	Yes	No
2442242	KANGAROO EXP #336	5703 BRAGG BLVD	CUMBERLAND	THE PANTRY INC	Yes	No
2442853	KANGAROO EXP #3029	300 MURCHISON RD	CUMBERLAND	THE PANTRY INC	Yes	No
2443851	KANGAROO EXP #3254	1019 S LAKE DRIVE	LEXINGTON	THE PANTRY INC	Yes	No
2765014	KANGAROO EXP # 3842	7249 US HWY 15-501	MOORE	THE PANTRY INC	Yes	No
2765105	KANGAROO EXP # 3841	2120 JUNIPER LAKE RD	MOORE	THE PANTRY INC	Yes	Yes	BP BRANDED ULS2
2765220	KANGAROO EXP # 3843	4470 NC HWY 87 S	LEE	THE PANTRY INC	Yes	Yes	BP BRANDED ULS2
2765584	KANGAROO EXP # 3839	1513 E 11TH ST	CHATHAM	THE PANTRY INC	Yes	No	NO DIESEL
2765691	KANGAROO EXP # 3840	170 BEVERLY LANE	MOORE	THE PANTRY INC	Yes	No
3308400	KANGAROO EXP #323	3178 ROYAL TOWER DR	LEXINGTON	AOC SWEETWATER	Yes	No
3308848	KANGAROO EXP #574	2841 BROAD RIVER RD	RICHLAND	AOC SWEETWATER	Yes	No
3309176	KANGAROO EXP #332	3950 AUGUSTA HWY	LEXINGTON	AOC SWEETWATER	Yes	No
4236865	KANGAROO EXP #105	809 CARTHAGE ST	LEE	CITGO-SELMA	Yes	Yes	BP BRANDED ULS2
4238754	KANGAROO EXP #150	121 E SWANNANOA AVE	RANDOLPH	GRNSBORO NC-MAGLN MRKT FRNDSHP	Yes	No
4753851	KANGAROO EXP #258	3000 S JEFFERSON DAV	LEE	CITGO-SELMA	Yes	No
5065461	KANGAROO EXP #445	806 BROAD RIVER RD	RICHLAND	AOC SWEETWATER	Yes	Yes	BP BRANDED ULS2
5531157	KANGAROO EXP #497	2235 DECKER BLVD	RICHLAND	AOC SWEETWATER	Yes	No
5715933	KANGAROO EXP #775	106 MAIN RD	CHARLESTON	COLONIAL - CHARLESTON	Yes	No
5717269	KANGAROO EXP #478	1525 N BRAGG BLVD	CUMBERLAND	CITGO-SELMA	Yes	No
5759899	KANGAROO EXP #3989	6065 PINE RIDGE EXT	COLLIER	PORT EVERGLADES FL-BP	Yes	Yes	BP BRANDED ULS2
5896493	KANGAROO EXP #366	812 S HORNER BLVD	LEE	CITGO-SELMA	Yes	No	NO DIESEL
6401335	KANGAROO EXP # 3844	2206 JEFFERSON DAVIS	LEE	CITGO-SELMA	Yes	Yes	BP BRANDED ULS2
6401442	KANGAROO EXP # 3848	2517 SOUTH 3RD ST	DUVAL	AOC JACKSONVILLE	Yes	Yes	BP BRANDED ULS2
6404156	KANGAROO EXP #2904	2095 E NEW YORK AVE	VOLUSIA	TAFT FL KINDER MORGAN	Yes	Yes	BP BRANDED ULS2
6404263	KANGAROO EXP #2050	1591 DUNLAWTON AVE	VOLUSIA	TAFT FL KINDER MORGAN	Yes	Yes	BP BRANDED ULS2
6404370	KANGAROO EXP #2908	8664 SW 103RD STREET	MARION	MARATHON ASHLAND - TAMPA	Yes	No
6404487	KANGAROO EXP #2408	3930 SR44	VOLUSIA	AOC JACKSONVILLE	Yes	Yes	BP BRANDED ULS2
6404594	KANGAROO EXP #2102	2185 W SR 44	VOLUSIA	TAFT FL KINDER MORGAN	Yes	Yes	BP BRANDED ULS2
6404800	KANGAROO EXP #2104	1058 N US 1	VOLUSIA	AOC JACKSONVILLE	Yes	Yes	BP BRANDED ULS2
6404917	KANGAROO EXP #2525	1805 S RIDGEWOOD AVE	VOLUSIA	AOC JACKSONVILLE	Yes	No
6405120	KANGAROO EXP #2290	19516 E SR 44	LAKE	TAFT FL KINDER MORGAN	Yes	Yes	BP BRANDED ULS2
6405237	KANGAROO EXP #2074	2123 INTERNATIONAL S	VOLUSIA	TAFT FL KINDER MORGAN	Yes	No
6405344	KANGAROO EXP # 2612	2495 TOMOKA FARMS RD	VOLUSIA	AOC JACKSONVILLE	Yes	No
6410765	KANGAROO EXP #3858	377 HANCOCK STREET	SUMNER	AOC NASHVILLE	Yes	Yes	BP BRANDED ULS2
6411177	KANGAROO EXP #3255	3477 WRIGHTSBORO RD	RICHMOND	AOC SWEETWATER	Yes	No
6411284	KANGAROO EXP #3305	937 QUEEN CITY PRKW	HALL	AOC-DORAVILLE #1	Yes	Yes	BP BRANDED ULS2
6411508	KANGAROO EXP #3316	1333 LUMPKIN ST	CLARKE	AOC-DORAVILLE #1	Yes	No
6412126	KANGAROO EXP #3320	990 PRINCE AVE	CLARKE	AOC-DORAVILLE #1	Yes	No	NO DIESEL
6412233	KANGAROO EXP #3323	2550 LIMESTONE PKWY	HALL	AOC-DORAVILLE #1	Yes	No	NO DIESEL
6412753	KANGAROO EXP #3326	1080 JODECO RD	HENRY	AOC-DORAVILLE #1	Yes	Yes	BP BRANDED ULS2
6413504	KANGAROO EXP #3343	2992 HWY 155	HENRY	AOC-DORAVILLE #1	Yes	No
6424139	KANGAROO EXP #3863	1700 BELK AVE	LAFAYETTE	VALERO -MEMPHIS	Yes	No
6424246	KANGAROO EXP #3861	100 HWY 51 NORTH	PANOLA	VALERO -MEMPHIS	Yes	Yes	BP BRANDED ULS2
6424352	KANGAROO EXP #3862	201 WILSON DRIVE	TATE	VALERO -MEMPHIS	Yes	No
6424469	KANGAROO EXP #3864	625 US HWY 51 SOUTH	PANOLA	VALERO -MEMPHIS	Yes	Yes	BP BRANDED ULS2
6427587	KANGAROO EXP #3914	17025 SE CR 234	ALACHUA	AOC JACKSONVILLE	Yes	No
6603534	KANGAROO EX #1503	304 NORTH MAIN ST	SPARTANBURG	AOC SPARTANBURG	Yes	No
6606891	KANGAROO EXP #3870	605 NORTH HIGHWAY 52	BERKELEY	COLONIAL - CHARLESTON	Yes	No
6606909	KANGAROO EXP #3875	1003 FRENCH SANTEE R	BERKELEY	COLONIAL - CHARLESTON	Yes	No
6607014	KANGAROO EXP #3876	15600 CHARLESTON HWY	COLLETON	COLONIAL - CHARLESTON	Yes	No
6607535	KANGAROO EXP #3891	1541 S MOCK RD	DOUGHERTY	AOC ALBANY	Yes	Yes	BP BRANDED ULS2
6608194	KANGAROO EXP #3909	1204 MARTIN LUTHER K	SUMTER	AOC ALBANY	Yes	No
6673438	PANTRY # 3065	1350 KINGS HWY	HORRY	WILMINGTON NC-Hess	Yes	No
6738991	KANGAROO EXP # 3489	7840 LEONARDO DR	DURHAM	AOC SELMA	Yes	No
6743918	KANGAROO EXP # 816	1807 HARRISON AVE	WAKE	AOC SELMA	Yes	No	NO DIESEL
6744023	KANGAROO EXP # 914	1001 SE CARY PKWY	WAKE	AOC SELMA	Yes	No	NO DIESEL
6750830	KANGAROO EXP #403	2005 BUS HWY 17 - WO	HORRY	COLONIAL - CHARLESTON	Yes	No
6750947	KANGAROO EXP #437	6759 CAROLINE BCH RD	NEW HANOVER	WILMINGTON NC-Hess	Yes	No
6751051	CORNER STOP 4707	6306 CAROLINA BEACH	NEW HANOVER	WILMINGTON NC-Hess	Yes	No
6751168	KANGAROO EXP #464	2375 17TH ST - MEDIC	NEW HANOVER	WILMINGTON NC-Hess	Yes	No
6751275	KANGAROO EXP #484	5800 CASTLE HAYNE RD	NEW HANOVER	WILMINGTON NC-Hess	Yes	No
6751382	KANGAROO EXP #3135	100 YAUPON DR	BRUNSWICK	WILMINGTON NC-Hess	Yes	No
6751499	KANGAROO EXP #301	3730 HWY 17 BYPASS	GEORGETOWN	COLONIAL - CHARLESTON	Yes	No
6751614	KANGAROO EXP #791	315 CHURCH ST	GEORGETOWN	COLONIAL - CHARLESTON	Yes	No
6751721	KANGAROO EXP #792	2591 GLENS BAY RD	HORRY	COLONIAL - CHARLESTON	Yes	No
6751838	KANGAROO EXP #819	4625 DICK POND RD	HORRY	WILMINGTON NC-Hess	Yes	No
6751945	KANGAROO EXP #853	2995 10TH AVE	HORRY	WILMINGTON NC-Hess	Yes	No
6752356	KANGAROO EXP #850	100 FACTORY SHOPS RD	WAKE	AOC SELMA	Yes	Yes	BP BRANDED ULS2
6752661	KANGAROO EXP # 820	906 FOLLY ROAD	CHARLESTON	COLONIAL - CHARLESTON	Yes	No
6752778	KANGAROO EXP # 887	2895 W 5TH ST NORTH	CHARLESTON	COLONIAL - CHARLESTON	Yes	Yes	BP BRANDED ULS2
6752885	KANGAROO EXP # 911	6194 S OKATIE HWY	JASPER	COLONIAL - SAVANNAH	Yes	No
6752992	KANGAROO EXP # 912	2819 NORTH OKATIE HW	JASPER	COLONIAL - SAVANNAH	Yes	Yes	BP BRANDED ULS2
6753008	KANGAROO EXP # 430	1610 FORDING ISLAND	BEAUFORT	COLONIAL - SAVANNAH	Yes	Yes	BP BRANDED ULS2
6753115	KANGAROO EXP # 877	2220 MIDDLE STREET	CHARLESTON	COLONIAL - CHARLESTON	Yes	Yes	BP BRANDED ULS2
6753222	KANGAROO EXP # 594	1210 CENTRAL AVENUE	CHARLESTON	COLONIAL - CHARLESTON	Yes	No
6753339	KANGAROO EXP # 881	6303 SAVANNAH HWY	CHARLESTON	COLONIAL - CHARLESTON	Yes	Yes	BP BRANDED ULS2
6753446	KANGAROO EXP # 448	1677 N MAIN SC 17	CHARLESTON	COLONIAL - CHARLESTON	Yes	Yes	BP BRANDED ULS2
6753552	KANGAROO EXP # 593	201 W 5TH ST N	CHARLESTON	COLONIAL - CHARLESTON	Yes	No
6753669	KANGAROO EXP # 288	2572 ASHLEY RIVER RD	CHARLESTON	COLONIAL - CHARLESTON	Yes	No
6753776	KANGAROO EXP # 492	1206 PALM BLVD	CHARLESTON	COLONIAL - CHARLESTON	Yes	Yes	BP BRANDED ULS2
6753883	KANGAROO EXP # 788	207 OLD TROLLEY ROAD	CHARLESTON	COLONIAL - CHARLESTON	Yes	No
6753990	KANGAROO EXP # 845	9195 UNIVERSITY BLVD	CHARLESTON	COLONIAL - CHARLESTON	Yes	No
6754006	KANGAROO EXP # 848	1786 MAIN ROAD	CHARLESTON	COLONIAL - CHARLESTON	Yes	No
6754113	KANGAROO EXP # 880	1805 SAVANNAH HWY	CHARLESTON	COLONIAL - CHARLESTON	Yes	No	NO DIESEL
6754220	KANGAROO EXP # 839	42 CENTER STREET	CHARLESTON	COLONIAL - CHARLESTON	Yes	No
6754337	KANGAROO EXP # 498	5098 DORCHESTER RD	CHARLESTON	COLONIAL - CHARLESTON	Yes	No
6754444	KANGAROO EXP # 879	2391 HWY 41	BERKELEY	COLONIAL - CHARLESTON	Yes	Yes	BP BRANDED ULS2
6754550	KANGAROO EXP # 400	85 POPE AVE	BEAUFORT	COLONIAL - SAVANNAH	Yes	No	NO DIESEL
6757462	KANGAROO EXP # 883	6923 RIVERS AVENUE	CHARLESTON	COLONIAL - CHARLESTON	Yes	No
6759179	KANGAROO EXP #3491	49 BLACKGUM RD	GEORGETOWN	COLONIAL - CHARLESTON	Yes	No
6759484	KANGAROO EXP # 3092	2101 MILLBROOK ROAD	WAKE	AOC SELMA	Yes	Yes	BP BRANDED ULS2
6759591	KANGAROO EXP # 3093	3223 NC HWY 55	DURHAM	AOC SELMA	Yes	Yes	BP BRANDED ULS2
6759609	KANGAROO EXP # 3095	4330 LOUISBURG ROAD	WAKE	AOC SELMA	Yes	Yes	BP BRANDED ULS2
6759716	KANGAROO EXP # 3102	201 S ESTES DRIVE	ORANGE	GRNSBORO NC-MAGLN MRKT FRNDSHP	Yes	No
6759823	KANGAROO EXP # 3128	10081 HWY 70 WEST	JOHNSTON	CITGO-SELMA	Yes	Yes	BP BRANDED ULS2
6760037	KANGAROO EXP # 846	1800 LAURA DUNCAN RD	WAKE	AOC SELMA	Yes	No
6760144	KANGAROO EXP #457	705 E WILLIAMS STREE	WAKE	AOC SELMA	Yes	No	NO DIESEL
6760250	KANGAROO EXP #104	4835 HOPE VALLEY RD	DURHAM	AOC SELMA	Yes	Yes	BP BRANDED ULS2
6760367	KANGAROO EXP # 3362	2276 NORTH HWY 52	BERKELEY	COLONIAL - CHARLESTON	Yes	Yes	BP BRANDED ULS2
6762470	KANGAROO EXP # 3272	4048 CHARLESTON HWY	LEXINGTON	AOC SWEETWATER	Yes	Yes	BP BRANDED ULS2
6762587	KANGAROO EXP # 3274	959 OLD CHEROKEE RD	LEXINGTON	AOC SWEETWATER	Yes	No
6762694	KANGAROO EXP # 3267	5500 SUNSET BLVD	LEXINGTON	AOC SWEETWATER	Yes	Yes	BP BRANDED ULS2
6762702	KANGAROO EXP # 842	5372 SUNSET BLVD	LEXINGTON	AOC SWEETWATER	Yes	No	NO DIESEL
6771489	KANGAROO EXP #3125	116 PINEY GREEN RD	ONSLOW	WILMINGTON NC-Hess	Yes	Yes	BP BRANDED ULS2
6771513	KANGAROO EXP # 273	3305 N KINGS HWY	HORRY	WILMINGTON NC-Hess	Yes	No
6771620	KANGAROO EXP # 3064	3710 HWY 501	HORRY	WILMINGTON NC-Hess	Yes	Yes	BP BRANDED ULS2
6771737	KANGAROO EXP # 3070	2301 DICK POND RD	HORRY	WILMINGTON NC-Hess	Yes	No
6771943	KANGAROO EXP # 3241	1405 S KINGS HWY	HORRY	WILMINGTON NC-Hess	Yes	No
6772057	KANGAROO EXP #3061	400 SEA MOUNTAIN HWY	HORRY	WILMINGTON NC-Hess	Yes	No
6772164	KANGAROO EXP # 3066	4509 HWY 17	HORRY	WILMINGTON NC-Hess	Yes	No
6772271	KANGAROO EXP # 3484	1501 HWY 17 NORTH	HORRY	WILMINGTON NC-Hess	Yes	No
6772388	KANGAROO EXP # 3062	1611 HWY 17 SOUTH	HORRY	WILMINGTON NC-Hess	Yes	Yes	BP BRANDED ULS2
6772495	KANGAROO EXP # 3228	1600 CHURCH ST	HORRY	WILMINGTON NC-Hess	Yes	No	NO DIESEL
6772503	KANGAROO EXP # 3049	7095 OCEAN HWY W	BRUNSWICK	WILMINGTON NC-Hess	Yes	No
6773220	KANGAROO EXP # 3058	10459 OCEAN HWY	GEORGETOWN	COLONIAL - CHARLESTON	Yes	No
6773642	KANGAROO EXP # 3067	HWY 17 BYPASS PENDER	GEORGETOWN	COLONIAL - CHARLESTON	Yes	Yes	BP BRANDED ULS2
6773857	KANGAROO EXP # 921	1908 US HWY 117 S	WAYNE	CITGO-SELMA	Yes	Yes	BP BRANDED ULS2
6773964	KANGAROO EXP # 3119	1137 N BRIGHTLEAF BL	JOHNSTON	CITGO-SELMA	Yes	Yes	BP BRANDED ULS2
6780175	KANGAROO EXP # 3077	235 FAIRVIEW RD	EDGECOMBE	CITGO-SELMA	Yes	Yes	BP BRANDED ULS2
6780290	KANGAROO EXP # 3079	5102 DORCHES BLVD	NASH	CITGO-SELMA	Yes	Yes	BP BRANDED ULS2
6780308	KANGAROO EXP # 3080	1228 NORTH CHURCH ST	NASH	CITGO-SELMA	Yes	Yes	BP BRANDED ULS2
6780415	KANGAROO EXP # 3081	3537 SUNSET AVE	NASH	CITGO-SELMA	Yes	Yes	BP BRANDED ULS2
6780522	KANGAROO EXP #3085	240 S WESLEYAN BLVD	NASH	CITGO-SELMA	Yes	Yes	BP BRANDED ULS2
6780639	KANGAROO EXP # 3106	1630 SUNSET AVE	NASH	CITGO-SELMA	Yes	Yes	BP BRANDED ULS2
6780746	CAMPUS STORE # 799	316 EAST 10TH STREET	PITT	CITGO-SELMA	Yes	No
6780951	KANGAROO EXP # 827	2195 SOUTH EVANS ST	PITT	CITGO-SELMA	Yes	No
6781173	KANGAROO EXP # 895	1930 N MEMORIA DR	PITT	CITGO-SELMA	Yes	No
6781280	KANGAROO EXP # 900	4300 EASTERN PINES R	PITT	CITGO-SELMA	Yes	No
6786008	KANGAROO EXP # 452	3516 BUSH RIVER RD	RICHLAND	AOC SWEETWATER	Yes	No	NO DIESEL
6786339	KANGAROO EXP # 399	1190 SUNSET BLVD	LEXINGTON	AOC SWEETWATER	Yes	No
6786446	KANGAROO EXP # 470	4400 BETHEL CHURCH R	RICHLAND	AOC SWEETWATER	Yes	No
6788756	KANGAROO EXP #161	1031 HWY 87 NORTH	ALAMANCE	GREENSBORO NC-Transmontaigne	Yes	No
6788863	KANGAROO EXP # 426	295 EAST PARRIS AVE	GUILFORD	GREENSBORO NC-Transmontaigne	Yes	No
6788970	KANGAROO EXP # 1223	5200 NE WALDO RD	ALACHUA	AOC JACKSONVILLE	Yes	No
6789085	KANGAROO EXP # 1231	3605 ST JOHNS BLUFF	DUVAL	AOC JACKSONVILLE	Yes	Yes	BP BRANDED ULS2
6789192	KANGAROO EXP # 1282	11025 PHILLIPS HWY	DUVAL	AOC JACKSONVILLE	Yes	No	NO DIESEL
6789200	KANGAROO EXP # 1303	2320 SW ARCHER RD	ALACHUA	AOC JACKSONVILLE	Yes	Yes	BP BRANDED ULS2
6789317	KANGAROO EXP # 1304	5310 NW 13TH STREET	ALACHUA	AOC JACKSONVILLE	Yes	Yes	BP BRANDED ULS2
6789424	KANGAROO EXP # 6082	1379 BEVILLE RD	VOLUSIA	AOC JACKSONVILLE	Yes	No	NO DIESEL
6789531	KANGAROO EXP # 6173	7911 BLANDING BLVD	DUVAL	AOC JACKSONVILLE	Yes	Yes	BP BRANDED ULS2
6789648	KANGAROO EXP # 6270	4030 SW 13TH STREET	ALACHUA	AOC JACKSONVILLE	Yes	No
6789754	KANGAROO EXP # 6161	34 SW 250TH ST	ALACHUA	AOC JACKSONVILLE	Yes	Yes	BP BRANDED ULS2
6813679	KANGAROO EXP # 3005	5617 ROCKFISH RD	CUMBERLAND	CITGO-SELMA	Yes	No
6813919	KANGAROO EXP # 795	2010 W MOUNTAIN ST	FORSYTH	GREENSBORO NC-Transmontaigne	Yes	No
6817522	KANGAROO EXP # 3014	2501 HOPE MILS RD	CUMBERLAND	CITGO-SELMA	Yes	No
6817639	KANGAROO EXP # 3001	2450 IRELAND DR	CUMBERLAND	CITGO-SELMA	Yes	No
6817746	KANGAROO EXP # 3002	1764 IRELAND DR	CUMBERLAND	CITGO-SELMA	Yes	No
6817852	KANGAROO EXP # 486	6605 RAEFORD RD	CUMBERLAND	CITGO-SELMA	Yes	No
6817969	KANGAROO EXP # 456	8191 CLIFFDALE RD	CUMBERLAND	CITGO-SELMA	Yes	Yes	BP BRANDED ULS2
6818181	KANGAROO EXP # 3017	405 N BRAGG BLVD	CUMBERLAND	CITGO-SELMA	Yes	Yes	BP BRANDED ULS2
6818298	KANGAROO EXP # 3007	1302 ROBESON ST	CUMBERLAND	CITGO-SELMA	Yes	No
6818306	KANGAROO EXP # 3042	1135 PAMALEE DR	CUMBERLAND	CITGO-SELMA	Yes	No
6818413	KANGAROO EXP # 3041	5762 RAMSEY	CUMBERLAND	CITGO-SELMA	Yes	No	NO DIESEL
6824056	KANGAROO EXP # 174	620 WEST ST	CHATHAM	GREENSBORO NC-Transmontaigne	Yes	No
6824163	KANGAROO EXP # 892	1505 PINEY GREEN RD	ONSLOW	WILMINGTON NC-Hess	Yes	No
6824270	KANGAROO EXP #3126	2865 PINEY GREEN RD	ONSLOW	WILMINGTON NC-Hess	Yes	Yes	BP BRANDED ULS2
6824387	KANGAROO EXP # 825	2561 ONSLOW DR	ONSLOW	WILMINGTON NC-Hess	Yes	No
6824494	KANGAROO EXP # 3219	1375 HWY 38 WEST	DILLON	CITGO-SELMA	Yes	Yes	BP BRANDED ULS2
6832901	KANGAROO EXP #3222	201 HWY 301	DILLON	CITGO-SELMA	Yes	Yes	BP BRANDED ULS2
6833016	KANGAROO EXP #931	402 SOUTH CHURCH ST	JOHNSTON	CITGO-SELMA	Yes	Yes	BP BRANDED ULS2
6833123	KANGAROO EXP #3217	200 E MCINTYRE ST	MARION	CITGO-SELMA	Yes	Yes	BP BRANDED ULS2
6833230	KANGAROO EXP # 182	300 S SALISBURY	ROWAN	GREENSBORO NC-Transmontaigne	Yes	No	NO DIESEL
6839161	KANGAROO EXP # 3442	3406 US HWY 70 E	DURHAM	AOC SELMA	Yes	Yes	BP BRANDED ULS2
6839278	KANGAROO EXP #3098	4302 WAKE FOREST RD	WAKE	AOC SELMA	Yes	Yes	BP BRANDED ULS2
6851596	KANGAROO EXP #3363	3862 BYRNES DRIVE	BERKELEY	COLONIAL - CHARLESTON	Yes	Yes	BP BRANDED ULS2
6851604	KANGAROO EXP #3015	3330 NATAL RD	CUMBERLAND	CITGO-SELMA	Yes	No
6851711	KANGAROO EXP #3006	801 NORTH MAIN ST	CUMBERLAND	CITGO-SELMA	Yes	No
6864458	KANGAROO EXP #3059	5600 SOUTH KING HWY	HORRY	WILMINGTON NC-Hess	Yes	No
6864565	KANGAROO EXP #3625	1309 WEST MAIN ST	WILSON	AOC NASHVILLE	Yes	No	NO DIESEL
6866008	KANGAROO EXP #6158	1403 LEWIS STREET	NASSAU	AOC JACKSONVILLE	Yes	No
6866115	KANGAROO EXP #1200	10910 ATLANTIC BLVD	DUVAL	AOC JACKSONVILLE	Yes	No	NO DIESEL
6866529	KANGAROO EXP #1222	12453 PHILLIPS HWY	DUVAL	AOC JACKSONVILLE	Yes	No	NO DIESEL
6879340	KANGAROO EXP #408	31 ARROW ROAD	BEAUFORT	COLONIAL - SAVANNAH	Yes	Yes	BP BRANDED ULS2
6882559	KANGAROO EXP # 3637	2221 SHORTER AVE	FLOYD	ATLANTA GA-BP (Chattahoochee)	Yes	Yes	BP BRANDED ULS2
6882666	EZ MART #4711	1808 DEAN ST	FLOYD	ATLANTA GA-BP (Chattahoochee)	Yes	No
6882773	KANGAROO EXP # 3640	1501 MARTHA BERRY BL	FLOYD	ATLANTA GA-BP (Chattahoochee)	Yes	Yes	BP BRANDED ULS2
6882898	KANGAROO EXP # 3647	1881 OLD CALHOUN RD	FLOYD	ATLANTA GA-BP (Chattahoochee)	Yes	Yes	BP BRANDED ULS2
6882906	KANGAROO EXP # 3653	1325 E MAIN ST	BARTOW	ATLANTA GA-BP (Chattahoochee)	Yes	Yes	BP BRANDED ULS2
6883011	KANGAROO EXP #3655	2401 GARDEN LKS BLVD	FLOYD	ATLANTA GA-BP (Chattahoochee)	Yes	Yes	BP BRANDED ULS2
6883128	KANGAROO EXP #3656	220 CONNECTOR 3	WHITFIELD	ATLANTA GA-BP (Chattahoochee)	Yes	Yes	BP BRANDED ULS2
6883235	KANGAROO EXP # 3659	1425 TURNER MCCALL B	FLOYD	ATLANTA GA-BP (Chattahoochee)	Yes	Yes	BP BRANDED ULS2
6883342	KANGAROO EXP # 3669	496 E MAIN ST	BARTOW	ATLANTA GA-BP (Chattahoochee)	Yes	Yes	BP BRANDED ULS2
6883789	KANGAROO EXP # 3644	5265 GLADE RD	COBB	ATLANTA GA-BP (Chattahoochee)	Yes	Yes	BP BRANDED ULS2
6909824	KANGAROO EXP #3630	14 D MARK CUMMINGS R	JASPER	COLONIAL - SAVANNAH	Yes	No
6909931	KANGAROO EXP #3494	11280 DAYTON PIKE	HAMILTON	AOC-CHATTANOOGA (TYNER)	Yes	No
6910046	KANGAROO EXP #3496	9300 LEE HIGHWAY	HAMILTON	AOC-CHATTANOOGA (TYNER)	Yes	No
6910152	KANGAROO EXP #3498	8229 MAHAN GAP ROAD	HAMILTON	AOC-CHATTANOOGA (TYNER)	Yes	No
6910269	KANGAROO EXP #3501	4605 CLEVELAND HWY	WHITFIELD	AOC-CHATTANOOGA (TYNER)	Yes	No
6910376	KANGAROO EXP #3506	2777 CHATTANOOGA VAL	WALKER	AOC-CHATTANOOGA (TYNER)	Yes	No
6910483	KANGAROO EXP #3508	1897 MCFARLAND GAP A	WALKER	AOC-CHATTANOOGA (TYNER)	Yes	No
6910509	KANGAROO EXP #3517	6960 LEE HIGHWAY	HAMILTON	AOC-CHATTANOOGA (TYNER)	Yes	Yes	BP BRANDED ULS2
6910616	KANGAROO EXP #3518	NORTH HIGHWAY 41	GORDON	ATLANTA GA-BP (Chattahoochee)	Yes	No	NO DIESEL
6910723	KANGAROO EXP #3521	406 LYLERLY HIGHWAY	CHATTOOGA	ATLANTA GA-BP (Chattahoochee)	Yes	Yes	BP BRANDED ULS2
6910830	KANGAROO EXP #3523	1010 E WALNUT AVE	WHITFIELD	AOC-CHATTANOOGA (TYNER)	Yes	Yes	BP BRANDED ULS2
6910947	KANGAROO EXP #3524	234 BROWNS FERRY RD	HAMILTON	AOC-CHATTANOOGA (TYNER)	Yes	No	NO DIESEL
6911051	KANGAROO EXP #3525	201 CARBONDALE RD SW	WHITFIELD	AOC-CHATTANOOGA (TYNER)	Yes	No
6911168	KANGAROO EXP #3527	2514 AMNICOLA HWY	HAMILTON	AOC-CHATTANOOGA (TYNER)	Yes	No	NO DIESEL
6911275	KANGAROO EXP #3540	1182 MOUNTAIN CRK RD	HAMILTON	AOC-CHATTANOOGA (TYNER)	Yes	No	NO DIESEL
6911382	KANGAROO EXP #3541	1005 HIXSON PIKE	HAMILTON	AOC-CHATTANOOGA (TYNER)	Yes	No	NO DIESEL
6911499	KANGAROO EXP #3544	902 DALLAS ROAD	HAMILTON	AOC-CHATTANOOGA (TYNER)	Yes	No	NO DIESEL
6911507	KANGAROO EXP #3555	1301 LAFAYETTE ROAD	WALKER	AOC-CHATTANOOGA (TYNER)	Yes	Yes	BP BRANDED ULS2
6911614	KANGAROO EXP #3556	4919 MAIN STREET	MARION	AOC-CHATTANOOGA (TYNER)	Yes	Yes	BP BRANDED ULS2
6911721	KANGAROO EXP #3557	4849 HIXSON PIKE	HAMILTON	AOC-CHATTANOOGA (TYNER)	Yes	Yes	BP BRANDED ULS2
6911838	KANGAROO EXP #3559	1200 MCARTHUR STREET	COFFEE	AOC NASHVILLE	Yes	No
6912042	KANGAROO EXP #3569	8994 RHEA COUNTY HWY	RHEA	AOC-CHATTANOOGA (TYNER)	Yes	Yes	BP BRANDED ULS2
6912158	KANGAROO EXP #3575	8640 DAYTON PIKE	HAMILTON	AOC-CHATTANOOGA (TYNER)	Yes	No
6912265	DISCOUNT MART #4710	4300 NORCROSS RD	HAMILTON	AOC-CHATTANOOGA (TYNER)	Yes	No	NO DIESEL
6912372	KANGAROO EXP #3581	3390 AIRPORT ROAD	WHITFIELD	AOC-CHATTANOOGA (TYNER)	Yes	No	NO DIESEL
6912489	KANGAROO EXP #3603	1700 HARRISON PIKE	BRADLEY	AOC-CHATTANOOGA (TYNER)	Yes	No
6912596	KANGAROO EXP #3497	5030 HUNTER RD	HAMILTON	AOC-CHATTANOOGA (TYNER)	Yes	Yes	BP BRANDED ULS2
6912604	KANGAROO EXP #3502	3608 CHATSWORTH HWY	WHITFIELD	AOC-CHATTANOOGA (TYNER)	Yes	No
6912711	KANGAROO EXP #3503	5703 ALABAMA HWY	CATOOSA	AOC-CHATTANOOGA (TYNER)	Yes	Yes	BP BRANDED ULS2
6912828	KANGAROO EXP #3511	209 LEE AND GORDON M	WALKER	AOC-CHATTANOOGA (TYNER)	Yes	Yes	BP BRANDED ULS2
6912935	KANGAROO EXP #3512	2200 CLEVELAND HWY	WHITFIELD	AOC-CHATTANOOGA (TYNER)	Yes	Yes	BP BRANDED ULS2
6913040	KANGAROO EXP #3515	8701 E BRAINERD	HAMILTON	AOC-CHATTANOOGA (TYNER)	Yes	Yes	BP BRANDED ULS2
6913156	KANGAROO EXP #3520	11134 HIGHWAY 27	CHATTOOGA	ATLANTA GA-BP (Chattahoochee)	Yes	No
6913263	KANGAROO EXP #3522	3129 MAPLE STREET	FLOYD	ATLANTA GA-BP (Chattahoochee)	Yes	No
6913370	KANGAROO EXP #3534	1111 NORTH MAIN ST	WALKER	AOC-CHATTANOOGA (TYNER)	Yes	No
6913487	KANGAROO EXP #3536	4814 ALABAMA HWY	FLOYD	ATLANTA GA-BP (Chattahoochee)	Yes	No
6913594	KANGAROO EXP #3539	6224-A HIXSON PIKE	HAMILTON	AOC-CHATTANOOGA (TYNER)	Yes	No	NO DIESEL
6913602	KANGAROO EXP #3545	5710 LAKE RESORT TER	HAMILTON	AOC-CHATTANOOGA (TYNER)	Yes	Yes	BP BRANDED ULS2
6913719	KANGAROO EXP #3547	4850 GEORGETOWN PIKE	BRADLEY	AOC-CHATTANOOGA (TYNER)	Yes	Yes	BP BRANDED ULS2
6913826	KANGAROO EXP #3549	910 NORTH BROAD NE	FLOYD	AOC-CHATTANOOGA (TYNER)	Yes	Yes	BP BRANDED ULS2
6913933	KANGAROO EXP #3550	712 SIGNAL MOUNTAIN	HAMILTON	AOC-CHATTANOOGA (TYNER)	Yes	Yes	BP BRANDED ULS2
6914048	KANGAROO EXP #3552	3740 TENNESSEE AVE	HAMILTON	AOC-CHATTANOOGA (TYNER)	Yes	Yes	BP BRANDED ULS2
6914154	KANGAROO EXP #3558	852 RANKIN AVENUE N	SEQUATCHIE	AOC-CHATTANOOGA (TYNER)	Yes	Yes	BP BRANDED ULS2
6914261	KANGAROO EXP #3573	8540 HIXSON PIKE	HAMILTON	AOC-CHATTANOOGA (TYNER)	Yes	Yes	BP BRANDED ULS2
6914378	KANGAROO EXP #3574	13424 DAYTON PIKE	HAMILTON	AOC-CHATTANOOGA (TYNER)	Yes	No
6914485	KANGAROO EXP #3576	4026 SHALLOWFORD RD	HAMILTON	AOC-CHATTANOOGA (TYNER)	Yes	No	NO DIESEL
6914592	KANGAROO EXP #3577	3407 AMNICOLA HWY	HAMILTON	AOC-CHATTANOOGA (TYNER)	Yes	No	NO DIESEL
6914600	KANGAROO EXP #3587	3095 BATTLEFIELD PKW	CATOOSA	AOC-CHATTANOOGA (TYNER)	Yes	Yes	BP BRANDED ULS2
6914790	KANGAROO EXP #3507	118 KAY CONLEY ROAD	WALKER	AOC-CHATTANOOGA (TYNER)	Yes	No
6914816	KANGAROO EXP #3588	9652 E BRAINERD RD	HAMILTON	AOC-CHATTANOOGA (TYNER)	Yes	Yes	BP BRANDED ULS2
6914923	KANGAROO EXP #3589	210 25TH STREET NW	BRADLEY	AOC-CHATTANOOGA (TYNER)	Yes	No
6915037	KANGAROO EXP #3590	2214 E WALNUT AVE	WHITFIELD	AOC-CHATTANOOGA (TYNER)	Yes	No
6915144	KANGAROO EXP #3591	1200 SOUTH CEDAR	MARION	AOC-CHATTANOOGA (TYNER)	Yes	No
6915250	KANGAROO EXP #3598	MT VERD ROAD	MC MINN	AOC-CHATTANOOGA (TYNER)	Yes	No
6915367	KANGAROO EXP #3604	1200 CLEVELAND HWY	WHITFIELD	AOC-CHATTANOOGA (TYNER)	Yes	No
6915474	KANGAROO EXP #3605	5012 HIXSON PIKE	HAMILTON	AOC-CHATTANOOGA (TYNER)	Yes	No	NO DIESEL
6915581	KANGAROO EXP #3607	6239 HIGHWAY 58	HAMILTON	AOC-CHATTANOOGA (TYNER)	Yes	No
6915698	KANGAROO EXP #3614	7020 E BRAINERD ROAD	HAMILTON	AOC-CHATTANOOGA (TYNER)	Yes	No	NO DIESEL
6915706	KANGAROO EXP #3616	4900 BRAINERD RD	HAMILTON	AOC-CHATTANOOGA (TYNER)	Yes	No	NO DIESEL
6915813	KANGAROO EXP #3553	5337 ALABAMA HWY	CATOOSA	AOC-CHATTANOOGA (TYNER)	Yes	Yes	BP BRANDED ULS2
6916035	KANGAROO EXP #3592	2280 SPRING PLACE RD	BRADLEY	AOC-CHATTANOOGA (TYNER)	Yes	Yes	BP BRANDED ULS2
6916142	KANGAROO EXP #3593	2502 BLUE SPRINGS RD	BRADLEY	AOC-CHATTANOOGA (TYNER)	Yes	Yes	BP BRANDED ULS2
6916258	KANGAROO EXP #3597	6254 HIGHWAY 411	POLK	AOC-CHATTANOOGA (TYNER)	Yes	Yes	BP BRANDED ULS2
6916563	KANGAROO EXP #3510	400 WEST MAIN STREET	WALKER	AOC-CHATTANOOGA (TYNER)	Yes	No
6916670	KANGAROO EXP #3537	4350 MARTHA BERRY HW	FLOYD	AOC-DORAVILLE #1	Yes	No
6916787	KANGAROO EXP #3596	5057 HWY 64TH	POLK	AOC-CHATTANOOGA (TYNER)	Yes	Yes	BP BRANDED ULS2
6916902	KANGAROO EXP #1233	500 E MOODY STREET	FLAGLER	AOC JACKSONVILLE	Yes	No
6917017	KANGAROO EXP #1235	401 US HWY 441	LAKE	TAFT FL KINDER MORGAN	Yes	Yes	BP BRANDED ULS2
6917124	KANGAROO EXP #1238	14880 COUNTY RD 315	MARION	MARATHON ASHLAND - TAMPA	Yes	Yes	BP BRANDED ULS2
6917231	KANGAROO EXP #1242	17980 N US HWY 441	MARION	MARATHON ASHLAND - TAMPA	Yes	Yes	BP BRANDED ULS2
6917348	KANGAROO EXP #1259	12995 N US HWY 441	MARION	TAFT FL KINDER MORGAN	Yes	No
6917454	KANGAROO EXP #1279	2919 COASTAL HWY	ST JOHNS	AOC JACKSONVILLE	Yes	No
6917561	KANGAROO EXP #1299	4301 US A1A SOUTH	ST JOHNS	AOC JACKSONVILLE	Yes	No
6917678	KANGAROO EXP # 1309	705 N MAIN STREET	GILCHRIST	AOC JACKSONVILLE	Yes	Yes	BP BRANDED ULS2
6917793	KANGAROO EXP # 2907	5160 S PINE AVENUE	MARION	MARATHON ASHLAND - TAMPA	Yes	No
6918353	KANGAROO EXP # 3478	9181 US HWY 29	PITTSYLVANIA	GREENSBORO NC-Transmontaigne	Yes	Yes	BP BRANDED ULS2
6918460	KANGAROO EXP # 6079	24421 SR 40	LAKE	AOC JACKSONVILLE	Yes	No	NO DIESEL
6918577	KANGAROO EXP # 6086	1500 SINGLETON AVE N	BREVARD	TAFT FL KINDER MORGAN	Yes	No
6918684	KANGAROO EXP # 6087	2455 N WICKHAM ROAD	BREVARD	TAFT FL KINDER MORGAN	Yes	No
6918791	KANGAROO EXP # 6131	4001 N WICKHAM ROAD	BREVARD	TAFT FL KINDER MORGAN	Yes	No
6918809	KANGAROO EXP # 6177	4750 S US HIGHWAY 41	MARION	MARATHON ASHLAND - TAMPA	Yes	Yes	BP BRANDED ULS2
6918916	KANGAROO EXP # 6179	4205 US 1 S	ST JOHNS	AOC JACKSONVILLE	Yes	No
6919021	KANGAROO EXP # 6183	743 HIGHWAY 41 SOUTH	CITRUS	MARATHON ASHLAND - TAMPA	Yes	No
6919138	KANGAROO EXP # 6229	2595 EMERSON DRIVE	BREVARD	TAFT FL KINDER MORGAN	Yes	Yes	BP BRANDED ULS2
6919245	KANGAROO EXP # 6263	4540 US 1 N	ST JOHNS	AOC JACKSONVILLE	Yes	Yes	BP BRANDED ULS2
6919351	KANGAROO EXP 6272	543 SOUTH HWY 17	PUTNAM	AOC JACKSONVILLE	Yes	Yes	BP BRANDED ULS2
6919468	KANGAROO EXP # 6279	6296 W GULF TO LAKE	CITRUS	MARATHON ASHLAND - TAMPA	Yes	Yes	BP BRANDED ULS2
6919575	KANGAROO EXP # 6292	6375 MINTON ROAD NE	BREVARD	TAFT FL KINDER MORGAN	Yes	No
6919682	KANGAROO EXP # 6512	13075 SPRINGHILL DR	HERNANDO	MARATHON ASHLAND - TAMPA	Yes	Yes	BP BRANDED ULS2
6919799	KANGAROO EXP # 6513	900 MALABAR ROAD SW	BREVARD	TAFT FL KINDER MORGAN	Yes	Yes	BP BRANDED ULS2
6919807	KANGAROO EXP # 6516	13703 HWY 19	PASCO	MARATHON ASHLAND - TAMPA	Yes	Yes	BP BRANDED ULS2
6919914	KANGAROO EXP # 6528	748 PALM BAY ROAD NE	BREVARD	TAFT FL KINDER MORGAN	Yes	Yes	BP BRANDED ULS2
6920029	KANGAROO EXP # 6537	720 S STATE ROAD 19	PUTNAM	AOC JACKSONVILLE	Yes	Yes	BP BRANDED ULS2
6920136	KANGAROO EXP # 6542	3088 HARBOR CITY BLV	BREVARD	TAFT FL KINDER MORGAN	Yes	Yes	BP BRANDED ULS2
6920342	KANGAROO EXP #3561	4257 CLOUD SPRINGS R	CATOOSA	AOC-CHATTANOOGA (TYNER)	Yes	Yes	BP BRANDED ULS2
6920458	KANGAROO EXP #3546	3480 KEITH ST NW	BRADLEY	AOC-CHATTANOOGA (TYNER)	Yes	No
6920565	KANGAROO EXP #3554	902 JOE FRANKLIN PKW	BARTOW	ATLANTA GA-BP (Chattahoochee)	Yes	Yes	BP BRANDED ULS2
6920789	KANGAROO EXP #3621	2098 MADISON STREET	BEDFORD	AOC NASHVILLE	Yes	No
6920896	KANGAROO EXP #3623	600 ASHLAND TERRACE	HAMILTON	AOC-CHATTANOOGA (TYNER)	Yes	No	NO DIESEL
6920904	KANGAROO EXP #3624	2300 JENKINS ROAD	HAMILTON	AOC-CHATTANOOGA (TYNER)	Yes	No	NO DIESEL
6921019	KANGAROO EXP #3628	2890 WATERLEVEL HWY	BRADLEY	AOC-CHATTANOOGA (TYNER)	Yes	No
6921126	KANGAROO EXP #3586	4147 HIGHWAY 411	POLK	AOC-CHATTANOOGA (TYNER)	Yes	No
6939854	KANGAROO EXP #3886	3610 DAVIS DRIVE	WAKE	AOC SELMA	Yes	No
6961775	KANGAROO EXP #3720	2995 CEDARTOWN HWY S	FLOYD	ATLANTA GA-BP (Chattahoochee)	Yes	No
6975551	KANGAROO EXP # 3692	2957 W MONTAGUE AVE	CHARLESTON	COLONIAL - CHARLESTON	Yes	Yes	BP BRANDED ULS2
7704695	KANGAROO EXP #869	8500 LITCHFORD RD	WAKE	CITGO-SELMA	Yes	Yes	BP BRANDED ULS2
7749005	KANGAROO EXP #906	1501 LIVE OAK ST	CARTERET	CITGO-SELMA	Yes	No	NO DIESEL
7749112	KANGAROO EXP #907	845 ROBERT SMALLS PK	BEAUFORT	COLONIAL - SAVANNAH	Yes	No
7752801	KANGAROO EXP #927	901 W GRANTHAM ST	WAYNE	CITGO-SELMA	Yes	No
7752918	KANGAROO EXP #929	559 W QUEEN ST	PITT	CITGO-SELMA	Yes	Yes	BP BRANDED ULS2
7753023	KANGAROO EXP #930	1731 LEJEUNE BLVD	ONSLOW	WILMINGTON NC-Hess	Yes	No
7753247	KANGAROO EXP #934	1211 SIMMONS ST	CRAVEN	CITGO-SELMA	Yes	Yes	BP BRANDED ULS2
7821127	KANGAROO EXP #277	71 MATHEWS DR	BEAUFORT	COLONIAL - SAVANNAH	Yes	No	NO DIESEL
7821234	KANGAROO EXP #875	3689 DORCHESTER RD	CHARLESTON	COLONIAL - CHARLESTON	Yes	Yes	BP BRANDED ULS2
7821341	KANGAROO EXP #882	5154 N RHETT AVE	CHARLESTON	COLONIAL - CHARLESTON	Yes	No
7821457	KANGAROO EXP #878	10105 HIGHWAY 17 N	CHARLESTON	COLONIAL - CHARLESTON	Yes	Yes	BP BRANDED ULS2
7821564	KANGAROO EXP #442	3504 CHARLESTON HWY	LEXINGTON	AOC SWEETWATER	Yes	No
7821671	KANGAROO EXP #884	2802 MAYBANK HWY	CHARLESTON	COLONIAL - CHARLESTON	Yes	Yes	BP BRANDED ULS2
7822489	KANGAROO EXP #490	1000 RIBAULT ST	BEAUFORT	COLONIAL - SAVANNAH	Yes	No
7822596	KANGAROO EXP #822	3416 LEESBURG RD	RICHLAND	AOC SWEETWATER	Yes	No
7822604	KANGAROO EXP #886	4315 SAVANNAH HWY	CHARLESTON	COLONIAL - CHARLESTON	Yes	Yes	BP BRANDED ULS2
7822711	KANGAROO EXP #794	1595 TROLLEY RD	DORCHESTER	COLONIAL - CHARLESTON	Yes	No
7822828	KANGAROO EXP #787	1 GUMTREE RD	BEAUFORT	COLONIAL - SAVANNAH	Yes	No	NO DIESEL
7839756	KANGAROO EXP #917	1553 FORDING ISLAND	BEAUFORT	COLONIAL - SAVANNAH	Yes	No	NO DIESEL
7852767	KANGAROO EXP #928	453 BUCK SWAMP RD	WAYNE	CITGO-SELMA	Yes	No	NO DIESEL
7858764	KANGAROO EXP #818	HWY 86	ORANGE	GREENSBORO NC-Transmontaigne	Yes	No
7858871	KANGAROO EXP #823	5900 TRYON RD	WAKE	AOC SELMA	Yes	No	NO DIESEL
7858988	KANGAROO EXP #826	4000 S MEMORIAL DR	PITT	CITGO-SELMA	Yes	No
7859093	KANGAROO EXP #854	1207 FOREST HILLS RD	WILSON	CITGO-SELMA	Yes	No
7859101	KANGAROO EXP #864	601 GALLIMORE DAIRY	GUILFORD	GREENSBORO NC-Transmontaigne	Yes	No
7859218	KANGAROO EXP #873	2846 HWY 17 N	CHARLESTON	COLONIAL - CHARLESTON	Yes	Yes	BP BRANDED ULS2
7859531	KANGAROO EXP #893	211 MILL ST	PITT	CITGO-SELMA	Yes	No	NO DIESEL
7859861	KANGAROO EXP #438	1007 SPRING LANE	LEE	CITGO-SELMA	Yes	Yes	BP BRANDED ULS2
7860083	KANGAROO EXP #467	1130 N HOWE ST	BRUNSWICK	WILMINGTON NC-Hess	Yes	No
7860208	KANGAROO EXP #355	429 E WEATHERSPOON	LEE	CITGO-SELMA	Yes	Yes	BP BRANDED ULS2
7860315	KANGAROO EXP #334	1011 GLENNS BAY RD	HORRY	COLONIAL - CHARLESTON	Yes	No
7865454	KANGAROO EXP #918	407 E FT MACON	CARTERET	CITGO-SELMA	Yes	Yes	BP BRANDED ULS2
7865561	KANGAROO EXP #920	2606 N WILLIAMS ST	WAYNE	CITGO-SELMA	Yes	Yes	BP BRANDED ULS2
7865678	KANGAROO EXP #924	600 SPENCE AVE	WAYNE	CITGO-SELMA	Yes	Yes	BP BRANDED ULS2
7865785	KANGAROO EXP #925	1818 N BERKLEY BLVD	WAYNE	CITGO-SELMA	Yes	Yes	BP BRANDED ULS2
8015786	KANGAROO EXP #3018	504 W SAUNDERS	ROBESON	CITGO-SELMA	Yes	No	NO DIESEL
8016453	KANGAROO EXP #3076	700 E NEW BERN RD	LENOIR	CITGO-SELMA	Yes	Yes	BP BRANDED ULS2
8016560	KANGAROO EXP #3078	7545 NC HIGHWAY 48	NASH	CITGO-SELMA	Yes	No
8016677	KANGAROO EXP #3083	700 S MEMORIAL DR	PITT	CITGO-SELMA	Yes	Yes	BP BRANDED ULS2
8016784	KANGAROO EXP #3084	900 RALEIGH RD	NASH	CITGO-SELMA	Yes	Yes	BP BRANDED ULS2
8016891	KANGAROO EXP #3087	1830 N WESLEYAN BLVD	NASH	CITGO-SELMA	Yes	Yes	BP BRANDED ULS2
8016909	KANGAROO EXP #3090	425 W THOMAS ST	EDGECOMBE	CITGO-SELMA	Yes	No
8017014	KANGAROO EXP #3096	3601 SUNSET AVE	NASH	CITGO-SELMA	Yes	Yes	BP BRANDED ULS2
8017121	KANGAROO EXP #3099	1531 SE GREENVILLE B	PITT	CITGO-SELMA	Yes	Yes	BP BRANDED ULS2
8017238	KANGAROO EXP #3100	6317 CREEDMOOR RD	WAKE	AOC SELMA	Yes	Yes	BP BRANDED ULS2
8017345	KANGAROO EXP #3117	3653 US HWY 301S	NASH	CITGO-SELMA	Yes	Yes	BP BRANDED ULS2
8017550	KANGAROO EXP #855	6 PALMETTO BAY	BEAUFORT	COLONIAL - SAVANNAH	Yes	No	NO DIESEL
8018715	KANGAROO EXP #894	515 E NEW HOPE RD	WAYNE		Yes	No	NO DIESEL
8046724	KANGAROO EXP #919	1601 E ASH ST	WAYNE	CITGO-SELMA	Yes	Yes	BP BRANDED ULS2
8046831	KANGAROO EXP #922.	2101 WAYNE MEMORIAL	WAYNE	CITGO-SELMA	Yes	Yes	BP BRANDED ULS2
8081846	KANGAROO EXP #862	290 ROBERT SMALL PKW	BEAUFORT	COLONIAL - SAVANNAH	Yes	No
8126252	KANGAROO EXP #3245	349 EDGEFIELD RD	AIKEN	AOC SWEETWATER	Yes	No
8126369	KANGAROO EXP #3250	702 SILVER BLUFF RD	AIKEN	AOC SWEETWATER	Yes	Yes	BP BRANDED ULS2
8126476	KANGAROO EXP #3251	1176 AUGUSTA RD	AIKEN	AOC SWEETWATER	Yes	Yes	BP BRANDED ULS2
8126583	KANGAROO EXP #3257	2981 WHISKEY RD	AIKEN	AOC SWEETWATER	Yes	Yes	BP BRANDED ULS2
8126690	KANGAROO EXP #3248	318 HAMPTON AVE NW	AIKEN	AOC SWEETWATER	Yes	Yes	BP BRANDED ULS2
8137309	KANGAROO EXP #3303	2506 S SAUNDERS	WAKE	AOC SELMA	Yes	No
8137523	KANGAROO EXP #3301	11495 HWY 15-501- HW	MOORE	CITGO-SELMA	Yes	Yes	BP BRANDED ULS2
8137630	KANGAROO EXP #3300	12457 HWY 421 S	LEE	CITGO-SELMA	Yes	Yes	BP BRANDED ULS2
8137747	KANGAROO EXP #3298	196 SANFORD RD - HWY	CHATHAM	GREENSBORO NC-Transmontaigne	Yes	Yes	BP BRANDED ULS2
8137853	KANGAROO EXP #3297	201 E 11TH ST-HWY 64	CHATHAM	GRNSBORO NC-MAGLN MRKT FRNDSHP	Yes	Yes	BP BRANDED ULS2
8139263	KANGAROO EXP #3353	1141 OLD TOWNE RD	CHARLESTON	COLONIAL - CHARLESTON	Yes	Yes	BP BRANDED ULS2
8139370	KANGAROO EXP #3354	5255 RIVERS AVE	CHARLESTON	COLONIAL - CHARLESTON	Yes	Yes	BP BRANDED ULS2
8139602	KANGAROO EXP #3358	1301 SAM RITTENBERG	CHARLESTON	COLONIAL - CHARLESTON	Yes	No
8139719	KANGAROO EXP #3359	1406 SAVANNAH HWY	CHARLESTON	COLONIAL - CHARLESTON	Yes	No
8176521	KANGAROO EXP #3377	1B REGENCY PKWY	BEAUFORT	COLONIAL - SAVANNAH	Yes	Yes	BP BRANDED ULS2
8193153	KANGAROO EXP #3419	2200 S EVANS ST	PITT	CITGO-SELMA	Yes	Yes	BP BRANDED ULS2
8465619	KANGAROO EXP #1522	1305 LONG GROVE DR	CHARLESTON	COLONIAL - CHARLESTON	Yes	No
8465726	KANGAROO EXP #1520	130 RUTLEDGE AVE	CHARLESTON	COLONIAL - CHARLESTON	Yes	No
8723173	KANGAROO EXP #3602	6003 SHALLOWFORD RD	HAMILTON	AOC-CHATTANOOGA (TYNER)	Yes	Yes	BP BRANDED ULS2
8723280	KANGAROO EXP #3570	6708 RINGGOLD ROAD	HAMILTON	AOC-CHATTANOOGA (TYNER)	Yes	Yes	BP BRANDED ULS2
9137787	KANGAROO EXP #849	2101 CLEMSON RD	RICHLAND	AOC SWEETWATER	Yes	No